================================================================================
 BEXIL(R)
 CORPORATION
--------------------------------------------------------------------------------
 SEMI-ANNUAL REPORT
 June 30, 2002

                                                            American Stock
                                                            Exchange Symbol:

                                                            BXL

 11 Hanover Square
 New York, NY 10005

 Tel (212) 797-7625

 www.bexil.com

================================================================================
BEXIL CORPORATION                                       American Stock
                                                        Exchange Symbol:     BXL
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.bexil.com

                                                                   July 26, 2002

Fellow Shareholders:


     Bexil Corporation continues to seek new and existing operating businesses, consistent with the shareholder-approved mandate to transition the Company from a registered investment company to an operating company. Likewise, the Company is pursuing the application it filed in April 2002 with the Securities and Exchange Commission to terminate its registration as an investment company.

     For the acquisition of 50% of York Insurance Services Group, Inc. in January 2002, Bexil paid American International Group, Inc. $3,000,000 cash and provided loan guarantees of $3,000,000. York's audited results for 2000 and 2001 show revenues of approximately $25.3 million in each year with net income of approximately $2,015,000 in 2000 and $688,845 in 2001. Since the 1930's, York's affiliates have served as both an independent adjustment company and third party administrator providing claims, data, and risk related services to insurers, insureds and intermediaries located throughout the United States. More information about York may be found at its web site http://www.yorkclaims.com/. We are impressed with the capabilities of Tom MacArthur, the Chairman and CEO of York. His love of the business and devotion to York and each of its customers make it a pleasure to work with him.

                             Acquisition Parameters

     We are approached from time to time about what we would like to see in evaluating a potential acquisition. With respect to the size of our investment, we think the cash portion should approximate $3-4 million with any additional cost in the form of deferred payments through earn outs and non-recourse debt. Geographically, anywhere is fine but the further away from our offices in New York City, the more we need strong management and controls in place. Industries we are focusing on include service businesses and low tech niche manufacturing businesses. In structuring an acquisition, we like to see an experienced management team interested in sharing the rewards of growth and profitability. Buying a unit of a larger company would be our preferred acquisition. Please contact us if you are aware of a potential acquisition that meets our parameters and the seller is willing to quote a price.

                Returns and Dividends for the First Half of 2002

     We are pleased to report the performance of the Company's shares in the first six months of 2002: a total market return on the American Stock Exchange of 4.14% on a net asset value total return of negative 0.51% as reported by Morningstar, Inc. With respect to dividends, the objective of the Company's managed 8% dividend distribution policy is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Company's net asset value per share, although this policy may be discontinued at any time by the Board of Directors. Payments have been made primarily from ordinary income and any capital gains, with the balance from return of capital. With the York acquisition, it is likely that Bexil will no longer qualify to pass through to its shareholders its net income free of corporate level tax. This and other factors may result in the reduction or elimination of the dividend. Such a change would reflect the Company's increasing emphasis on capital appreciation potential in seeking to provide shareholders with an attractive rate of total return.

     Sharing your optimism about the Company's potential, management and its affiliates own approximately 24% of the Company's outstanding shares.

                                   Sincerely,

        /s/ Bassett S. Winmill        /s/ Thomas B. Winmill
        Bassett S. Winmill            Thomas B. Winmill
        Chairman                      President



                                                               BEXIL CORPORATION

         Schedule of Portfolio Investments -- June 30, 2002 (Unaudited)

Par Value                                                                        Market Value
---------                                                                        ------------
             U.S. Government Obligations (64.42%)
$ 500,000    U.S. Treasury Note, 4.75%, due 2/15/04 ..........................     $  517,401
4,300,000    U.S. Treasury Note, 4.75%, due 2/29/04 ..........................      4,326,371
1,100,000    U.S. Treasury Note, 6.50%, due 2/15/10 ..........................      1,118,193
                                                                                   ----------
                 Total U.S. Government Obligations (cost: $5,798,494) ........      5,961,965
                                                                                   ----------
   Shares    Common Stocks (35.58%)
   ------
             Services-Miscellaneous Business Services (35.58%)

  100,000    Safety Intelligence Systems Corp./(1)(2)/ .......................        292,500
      500    York Insurance Services Group, Inc./(1)(2)/ .....................      3,000,000
                                                                                   ----------
                 Total Common Stocks (cost: $3,325,000) ......................      3,292,500
                                                                                   ----------
                     Total Investments (cost: $9,123,494) (100.00%) ..........     $9,254,465
                                                                                   ==========

                 /(1)/ Security is not publicly traded.
                 /(2)/ Non-income producing security.

BEXIL CORPORATION                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

ASSETS:
   Investments at market value
     (cost: $9,123,494) (Note 1) .......................     $ 9,254,465
   Cash ................................................           4,436
   Interest receivable .................................          76,462
   Other assets ........................................           1,100
                                                             -----------
        Total assets ...................................       9,336,463
                                                             -----------
LIABILITIES:
   Accrued expenses ....................................          55,768
   Accrued salary ......................................           9,315
                                                             -----------
        Total liabilities ..............................          65,083
                                                             -----------
NET ASSETS:(applicable to 851,405
   shares outstanding: 10,000,000
   shares of $.01 par value authorized) ................     $ 9,271,380
                                                             ===========
NET ASSET VALUE PER SHARE
   ($9,271,380 / 851,405 shares
   outstanding) ........................................          $10.89
                                                                  ======
At June 30, 2002, net assets consisted of:
   Paid-in capital .....................................     $10,390,780
   Net unrealized appreciation
     on investments ....................................         130,972
   Accumulated net realized loss
     on investments ....................................        (787,621)
   Accumulated deficit in net investment
     income ............................................        (462,751)
                                                             -----------
                                                             $ 9,271,380
                                                             ===========
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
   Interest ............................................     $   128,668
   Dividends ...........................................           9,533
                                                             -----------
     Total investment income ...........................         138,201
                                                             -----------
EXPENSES:
   Salary (Note 3) .....................................         102,525
   Professional (Note 3) ...............................          49,015
   Transfer agent ......................................          26,890
   Directors ...........................................          15,226
   Custodian ...........................................          11,901
   Registration (Note 3) ...............................           5,468
   Printing ............................................           5,455
   Other ...............................................           5,791
                                                             -----------
     Total operating expenses ..........................         222,271
     Loan interest and fees (Note 5) ...................             513
                                                             -----------
     Total expenses ....................................         222,784
                                                             -----------
          Net investment loss ..........................         (84,583)
                                                             -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES:

   Net realized gain on investments ....................         296,306
   Unrealized depreciation on investments
     during the period .................................        (266,691)
                                                             -----------
     Net realized and unrealized gain on
          investments ..................................          29,615
                                                             -----------
        Net decrease in net assets resulting
          from operations ..............................     $   (54,968)
                                                             ===========

See accompanying notes to financial statements.                BEXIL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended June 30, 2002 (Unaudited) and Year Ended December 31, 2001

                                                                            Six Months       Year
                                                                              Ended          Ended
                                                                           June 30, 2002   December 31,
                                                                            (Unaudited)       2001
                                                                           --------------  ------------
OPERATIONS:
   Net investment income (loss) ..........................................   $  (84,583)   $  212,262
   Net realized gain from security transactions ..........................      296,306        70,905
   Unrealized depreciation on investments during the period ..............     (266,691)      (41,378)
                                                                             ----------    ----------
     Net change in net assets resulting from operations ..................      (54,968)      241,789

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($.45 and $.35 per share, respectively) .     (378,168)     (283,167)
   Tax return of capital to shareholders ($.62 per share) ................           --      (509,791)
CAPITAL SHARE TRANSACTIONS:

   Increase in net assets resulting from reinvestment of distributions
     (14,604 and 30,390 shares, respectively) ............................      155,228       311,530
                                                                             ----------    ----------

     Total change in net assets ..........................................     (277,908)     (239,639)
NET ASSETS:
   Beginning of period ...................................................    9,549,288     9,788,927
                                                                             ----------    ----------
   End of period .........................................................   $9,271,380    $9,549,288
                                                                             ==========    ==========

BEXIL CORPORATION                See accompanying notes to financial statements.

                    Notes to Financial Statements (Unaudited)

(1) Bexil Corporation (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end, management investment company. The Company has filed an application with the SEC to de-register from the 1940 Act. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company did not comply with the requirements of the Internal Revenue Code regarding asset diversification requirements applicable to regulated investment companies during the six months ended June 30, 2002. Thus, the Fund did not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. As the Fund has a net investment loss for the six months ending June 30, 2002, no income tax provision is required. At December 31, 2001, the Company had an unused capital loss carryforward of approximately $1,084,000 of which $290,200 expires in 2003, $202,000 in 2004, $229,800 in 2005, $230,400
in 2007 and $131,600 in 2008. Based on Federal income tax cost of $9,123,494, gross unrealized appreciation and gross unrealized depreciation were $163,471 and $32,500 respectively, at December 31, 2001.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its investment manager pursuant to an investment management agreement. As compensation for the service provided pursuant to such agreement, the Company paid to CEF a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of CEF. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001. Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year,

                                                               BEXIL CORPORATION
which may be changed from time to time at the discretion of the Board of Directors.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $7,973,416 and $8,950,756, respectively, for the six months ended June 30, 2002.

(5) In January, 2002, the Company terminated its committed bank line of credit. The interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2002, the weighted average interest rate was 2.56% based on the balances outstanding from the line of credit during the period and the weighted average amount outstanding was $31,942. The maximum amount of debt outstanding during the period was $808,084. In connection with its acquisition of 50% of the common stock of York Insurance Services Group, Inc., the Company provided a limited guaranty of up to $3 million to the lender of senior debt.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2002 and the year ended December 31, 2001 was as follows:

                                            2002          2001
                                         ---------      ---------
Distributions paid from:
   Ordinary income                       $ 378,168      $ 283,167
   Return of capital                            --        509,791
                                         ---------      ---------
                                         $ 378,168      $ 792,958
                                         =========      =========

A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2002, although the exact amounts are not estimated at June 30, 2002.

BEXIL CORPORATION

                              FINANCIAL HIGHLIGHTS


                                              Six Months  Years Ended   Six Months
                                                Ended     December 31,     Ended     Years Ended June 30,
                                            June 30, 2002 ------------  December 31, --------------------
                                             (Unaudited)   2001   2000     1999      1999    1998    1997
                                            ------------- ------ ------    ----      ----    ----    ----
PER SHARE DATA*
Net asset value at beginning of period ....   $ 11.41   $12.14   $12.62   $12.83   $14.45  $14.74    $14.74
                                              -------   ------   ------   ------   ------  ------    ------
Income from investment operations:
     Net investment income (loss) .........      (.10)     .26      .60      .18      .07     .25       .70
     Net realized and unrealized gain
     (loss) on investments ................       .03     (.02)    (.08)     .21     (.49)    .55       .01
                                              -------   ------   ------   ------   ------  ------    ------
        Total from investment operations ..      (.07)     .24      .52      .39     (.42)    .80       .71
Less distributions:
     Distributions to shareholders.........      (.45)    (.35)    (.68)    (.18)    (.07)   (.67)     (.71)
     Tax return of capital to shareholders.        --     (.62)    (.32)    (.42)   (1.13)   (.42)       --
                                              -------   ------   ------   ------   ------  ------    ------
        Increase (decrease) in net asset
         value ............................      (.52)    (.73)    (.48)    (.21)   (1.62)   (.29)       --
                                              -------   ------   ------   ------   ------  ------    ------

Net asset value at end of period ..........   $ 10.89   $11.41   $12.14   $12.62   $12.83  $14.45    $14.74
                                              =======   ======   ======   ======   ======  ======    ======
Per share market value at end of period ...   $ 10.60   $10.21   $ 8.88   $ 9.50   $12.13  $13.13    $12.63
                                              =======   ======   ======   ======   ======  ======    ======
TOTAL RETURN ON NET ASSET VALUE BASIS .....     (0.48)%   3.20%    1.57%    4.60%   (2.64)%  6.43%     5.58%
                                              =======   ======   ======   ======   ======  ======    ======
TOTAL RETURN ON MARKET VALUE BASIS(a) .....      4.17%   26.25%   (4.00)% (16.68)%   1.26%   2.87%    (9.57)%
                                              =======   ======   ======   ======   ======  ======    ======
RATIOS/SUPPLEMENTAL DATA

Net assets at end of period (000's omitted)    $9,271   $9,549   $9,789   $9,771   $9,774 $10,794   $10,791
                                              =======   ======   ======   ======   ======  ======    ======

Ratio of expenses to average net
 assets (b) (c) (d) .......................      4.79%**  3.43%    2.33%    3.05%**  6.33%   5.77%     2.13%
                                              =======   ======   ======   ======   ======  ======    ======
Ratio of net investment income (loss) to
   average net assets .....................     (1.82)%** 2.18%    4.98%    2.87%**  0.49%   1.69%     4.48%
                                              =======   ======   ======   ======   ======  ======    ======
Portfolio turnover rate ...................        86%      33%     182%      88%     112%    168%      246%
                                              =======   ======   ======   ======   ======  ======    ======

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) The Company has calculated total return based upon purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the Dividend Reinvestment Plan. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee credits was 3.05%**, 6.33% and 2.07%, respectively. There were no custodian fee credits for the six months ended June 30, 2002 and years ended December 31, 2001 and 2000 and June 30, 1998.
(c)  Ratio excluding interest expense was 4.78%**, 3.38%, 1.96%, 2.86%**, 5.80%,
     4.93% and 1.94% for the six months ended June 30, 2002, the years ended December 31, 2001 and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
(d) Ratio prior to reimbursement was 3.18%**, 7.03% and 5.82% for the six months ended December 31, 1999 and for the years ended June 30, 1999 and 1998, respectively.

                                                               BEXIL CORPORATION

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Bexil Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

BEXIL CORPORATION

                             OFFICERS AND DIRECTORS

DIRECTORS

BASSETT S. WINMILL
Chairman

ROBERT D. ANDERSON
Vice Chairman

RUSSELL E. BURKE III/1/
FREDERICK A. PARKER, JR./1/
DAVID R. STACK/1/
THOMAS B. WINMILL, Esq.
DOUGLAS WU/1/

/1/Member, Audit Committee

OFFICERS

THOMAS B. WINMILL, Esq.
President

MARION E. MORRIS
Senior Vice President

WILLIAM G. VOHRER
Treasurer

MONICA PELAEZ, Esq.
Vice President, Secretary

HEIDI KEATING
Vice President

                                                               BEXIL CORPORATION

BEXIL CORPORATION

11 Hanover Square
New York, NY 10005

Printed on recycled paper [LOGO]

BXL-SAR-6/02